                                  THE UBS FUNDS

                 Supplement to Prospectus dated October 28, 2003

                                                               November 18, 2003

Dear Investor,

     The purpose of this  supplement is to update the Prospectus with respect to the reduction in the  management  fee effective  November 10, 2003 from 1.00% to
0.85%  to be  paid  by UBS  U.S.  Small  Cap  Growth  Fund  as a  result  of the reorganization  of the UBS Enhanced  Nasdaq-100 Fund into the UBS U.S. Small Cap
Growth Fund and changes impacting UBS U.S. Allocation Fund.

UBS U.S. Small Cap Growth Fund

     With respect to the  reduction  in  management  fee for UBS U.S.  Small Cap
Growth  Fund,  the chart under the line item,  "Annual Fund  Operating  Expenses
(expenses  that are deducted from Fund assets)," on page 44 of the Prospectus is deleted and replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

                                                Class A    Class B    Class C     Class Y
                                                -------    -------    -------     -------
Management Fees** ............................    0.85%      0.85%       0.85%      0.85%
Distribution and/or Service (12b-1) Fees .....    0.25%      1.00%       1.00%       None
Other Expenses*** ............................    0.46%      0.47%       0.47%      0.49%
                                                  -----      -----       -----      -----
Total Annual Fund Operating Expenses .........    1.56%      2.32%       2.32%      1.34%
                                                  =====      =====       =====      =====
Management Fee Waiver/Expense Reimbursements .    0.28%      0.29%       0.29%      0.31%
                                                  -----      -----       -----      -----
Net Expenses**** .............................    1.28%      2.03%       2.03%      1.03%
                                                  =====      =====       =====      =====

*    The  operating  expenses  shown are based on expenses  incurred  during the
     Fund's most recent fiscal year ending June 30, 2003.
**   Prior to November 10, 2003, the Fund's management fee was 1.00%
***  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.
**** The Trust,  with  respect to the Fund,  and the Advisor have entered into a written  agreement  pursuant  to which the  Advisor  has  agreed to waive a portion of its fees  and/or to  reimburse  expenses  to the extent that the
     Fund's expenses, for a period of one year from November 10, 2003, otherwise would exceed the "Net Expenses"  rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares,  as applicable.  Pursuant to the written agreement,  the Advisor is entitled to be reimbursed for any fees it waives  and  expenses  it  reimburses  for a period of three  years following such fee waivers and expense  reimbursements,  to the extent that such  reimbursement  of the  Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to a prior  expense  cap  agreement  ("Prior  Agreement"),  the  actual net expenses  for the fiscal year ending June 30, 2003 were 1.40% for the Class
     A shares,  2.15% for the Class B shares,  2.15% for the Class C shares  and
     1.15% for the Class Y shares.  For the period July 1, 2003 through November
     9, 2003,  expenses  for the Fund were capped at the same rates as the Prior
     Agreement.

     In the Management section,  under the heading "Advisory Fees," the table on page 95 of the  Prospectus is revised to delete the line item  pertaining to the
UBS U.S.  Small Cap Growth  Fund and the  following  language is added after the table:

          With regard to UBS U.S.  Small Cap Growth Fund, the Advisor has agreed to  waive  its fees  and  reimburse  certain  expenses  so that  the  total operating  expenses  (excluding  12b-1  fees) of the Fund do not exceed the amount listed in the table below under "Total  Expense  Limit" for a period of one year from November 10, 2003:

                                                     Total
                                                     Expense        Advisory
                                                     Limit          Fee
                                                     -----------    ------------
         UBS Small Cap Growth Fund                   1.03%          0.85%

     Prior to November 10, 2003,  the advisory fee for UBS U.S. Small Cap Growth
Fund was 1.00%.  Also,  until November 10, 2003, under UBS U.S. Small Cap Growth
Fund's  contractual  fee waiver  and/or  expense  reimbursement  agreement,  the
Advisor  agreed  to  waive  its fees or  reimburse  expenses  so that the  total operating expenses (excluding 12b-1 fees) of the Fund did not exceed 1.15%.

UBS U.S. Allocation Fund

     With  respect  to UBS U.S.  Allocation  Fund,  the  "Investment  Objective,
Strategies, Securities Selection and Risks" section on page 16 of the Prospectus is revised as follows:

     Under  the  heading,   "Principal  Investment  Strategies,"  the  following
sentence in the first paragraph is deleted:

     The Fund will also invest, under normal circumstances,  at least 25% of its net assets in fixed income  securities  and 25% of its net assets in equity securities.

     Under the heading  "Securities  Selection," the following language replaces the last sentence in the third paragraph:

     These  securities will have an initial  maturity of more than one year. The
     Fund may  invest  in both  investment  grade and high  yield  (lower-rated)
     securities  or, if unrated,  determined to be of comparable  quality by the
     Advisor.

     Under the heading "Principal Risks," the following risk is added:

     o    Credit  Risk--The  risk that the  issuer of bonds  with  ratings of BB
          (S&P) or Ba  (Moody's) or below will default or otherwise be unable to honor a financial  obligation.  These  securities are considered to be predominately  speculative with respect to an issuer's capacity to pay interest  and  repay  principal  in  accordance  with the terms of the obligations.  Lower-rated  bonds are more  likely to be  subject to an issuer's  default or downgrade than  investment  grade  (higher-rated)
          bonds.

     Under the  heading  "Mid Cap Risk,"  the risk is  revised to include  Small
Company  Risk and the title and first  sentence of the  paragraph  is revised as follows:

     o    Small and Medium Company  Risk--The risk that investments in small and medium size companies may be more volatile than  investments in larger companies,  as small and medium size  companies  generally  experience higher growth and failure rates.

       Pages 102 and 103 of the Prospectus are deleted in their entirety.

                                                                 Item No. ZS-223